UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2006

FreeStar Technology Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-28749	88-0446457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Mespil Road, Ballsbridge, Dublin 2 Ireland
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 353 1 6185 060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ྑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ྑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ྑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ྑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 21, 2006, the management of FreeStar Technology Corporation (the “Company”) filed amendments to its reports on Form 10-KSB for the twelve months ended June 30, 2005 and 2004, and its Forms 10-QSB for the three months ended September 30, 2005 and 2004; December 31, 2005 and 2004; and March 31, 2006 and 2005 (collectively, the “Prior Reports”). These amendments were filed in order to correct an error in the Prior Reports that was discovered in connection with a comment raised by the Securities and Exchange Commission ("SEC") in their review of our Exchange Act filings on Form 10-KSB for the year ended June 30, 2005. This error involved the incorrect classification in the Prior Reports of the amortization of software costs in sales, general, and administrative expense, rather than in cost of revenue expense.

On October 16, 2006, upon further review of these errors and after discussion with the Company's independent public accounting firm, the Company made the determination that the financial statements contained in the Prior Reports should not be relied upon and should be restated.

The amounts of the reclassifications of expense from sales, general, and administrative expenses to cost of revenue for each of the periods are as follows:

Twelve months ended June 30, 2005:
Amount of reclassification:	$404,163
Cost of revenue as originally filed:	1,290,906
Cost of revenue as amended:	1,695,069
SGA expenses as originally filed:	21,704,104
SGA expenses as amended:	21,299,941

Twelve months ended June 30, 2004:
Amount of reclassification:	$356,937
Cost of revenue as originally filed:	1,227,915
Cost of revenue as amended:	1,584,852
SGA expenses as originally filed:	7,131,560
SGA expenses as amended:	6,774,623

Three months ended March 31, 2006:
Amount of reclassification:	$95,358
Cost of revenue as originally filed:	268,435
Cost of revenue as amended:	363,793
SGA expenses as originally filed:	2,431,821
SGA expenses as amended:	2,336,463

Three months ended March 31, 2005:
Amount of reclassification:	$118,989
Cost of revenue as originally filed:	359,071
Cost of revenue as amended:	478,060
SGA expenses as originally filed:	6,808,362
SGA expenses as amended:	6,689,373

Three months ended December 31, 2005:
Amount of reclassification:	$95,875
Cost of revenue as originally filed:	348,941
Cost of revenue as amended:	444,816
SGA expenses as originally filed:	1,979,927
SGA expenses as amended:	1,884,052

Three months ended December 31, 2004:
Amount of reclassification:	$88,102
Cost of revenue as originally filed:	258,380
Cost of revenue as amended:	346,482
SGA expenses as originally filed:	1,515,843
SGA expenses as amended:	1,427,741

Three months ended September 30, 2005:
Amount of reclassification:	$84,745
Cost of revenue as originally filed:	413,811
Cost of revenue as amended:	498,556
SGA expenses as originally filed:	1,109,199
SGA expenses as amended:	1,024,454

Three months ended September 30, 2004:
Amount of reclassification:	$86,778
Cost of revenue as originally filed:	169,915
Cost of revenue as amended:	256,693
SGA expenses as originally filed:	1,173,181
SGA expenses as amended:	1,086,403

There was no effect on net loss, assets, or liabilities or earnings per share related to this restatement for any of the periods.

The amendments filed on June 21, 2006 to the Prior Reports corrected the software amortization expense error described above. We will file amendments number 2 to the Prior Reports to add additional explanatory disclosures and to update our disclosure regarding our controls and procedures. Other than such additional disclosures, the financials statements that will be filed in amendments number 2 will be unchanged from the financial statements filed with amendments number 1 on July 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2006
FREESTAR TECHNOLOGY CORPORATION

	By:	/s/ Paul Egan
Paul Egan
Chief Executive Officer